Exhibit 32.1

                                  CERTIFICATION

In connection with the Quarterly Report of Harbin Electric, Inc. (the "Company") on Form 10-QSB/A for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November 18, 2005
/s/ Tianfu Yang
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Tianfu Yang
Chief Executive Officer

Date:  November 18, 2005
/s/ Zedong Xu
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Zedong Xu
Chief Financial Officer